Financial Instruments	12 Months Ended
Jun. 30, 2017
Financial Instruments

12. Financial Instruments

The Company’s financial assets and liabilities are as follows:

	As at	As at
	June 30, 2017	June 30, 2016
Cash	$10,964	$7,759
Accounts receivable, net	68,747	63,018
Equity hedge	485	1,114

	$80,196	$71,891

Accounts payable	$1,101	$8,946
Other accrued liabilities	70,467	47,583
Class B Series Three share liability	—	10,449
Long-term debt	291,347	269,672
Conversion right on 6.25% Convertible Debentures	—	190
Other long term liabilities	20,581	19,831

	$383,496	$356,671

The carrying amounts of cash, accounts receivable, accounts payable, and other accrued liabilities approximate fair value because of the short-term maturity of these items. The carrying amount of long-term debt, which bears interest at both fixed and floating rates, also approximates fair value.

The equity hedge was measured at fair value using appropriate valuation methodologies which includes using the forward price on the Company’s stock. The fair value of the Class B Series Three common share liability was based upon an amount equal to the weighted average trading price of the STI common shares for the 10 consecutive trading days immediately prior to the date of valuation. Other long term liabilities consist primarily of insurance reserves which are valued upon actuarial analysis.

The fair value of a financial instrument is the amount of consideration that could be agreed upon in an arm’s length transaction between knowledgeable willing parties who are under no compulsion to act. In certain circumstances, however, the initial fair value may be based upon other observable current market transactions in the same instrument, without modification or on a valuation technique using market-based inputs.

Fair value measurements are categorized using a fair value hierarchy that reflects the significance of inputs used in determining the fair values:

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Quoted prices in active markets for similar assets or liabilities or valuation techniques where significant inputs are based on observable market data.

Level 3: Valuation techniques for which any significant input is not based on observable market data.

Each type of fair value is categorized based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair values of the Company’s financial assets and liabilities measured on a recurring basis were categorized as follows:

As at June 30, 2017	Level 1	Level 2	Level 3	Total
Equity Hedge asset	$—	$485	$—	$485

As at June 30, 2016	Level 1	Level 2	Level 3	Total
Interest rate swap	—	$216	—	$216
Equity hedge asset	—	(1,114)	—	(1,114)
Class B Series Three common share liability	—	10,449	—	10,449
Conversion right on US$ 6.25% Convertible Debentures	—	—	190	190

Net liabilities	$—	$9,551	$190	$9,741

The following tables summarize the changes in the Company’s level 3 financial instrument for the twelve months ended June 30, 2017 and 2016, respectively.

Conversion rights on US$ 6.25% Convertible Debentures For the twelve months ended June 30,	2017	2016
Balance at June 30,	$190	$9
Non-cash loss (gain) on conversion feature	(190)	177
FX impact on conversion feature	—	4

Balance at June 30,	$—	$190

The increase in the fair value of the conversion rights was driven largely by the change in the Company’s stock price volatility which increased to 26.5% from 17.0% in the twelve months ended June 30, 2016.

The Company used a binomial model to fair value the conversion rights on the 6.25% Convertible Debentures which takes into account the Company’s stock price volatility, the bond yield and other market factors. This is considered a level 3 value due to the sensitivity of the model to movements in volatility which is not directly observable. The change in fair value of the conversion rights led to a loss of $0.2 million in the consolidated statement of operations for the year ended June 30, 2016.

The Company has exposure to interest rate risk, foreign currency exchange risk, equity risk and credit risk. The Company’s management has overall responsibility for the establishment of the Company’s risk management framework, with oversight provided by the Board of Directors.

Interest Rate Risk

The Company’s interest rate risk primarily arises from its variable rate borrowings under the senior credit facility, which bears a floating rate of interest.

The Company manages its interest rate exposure by using a combination of fixed and variable rate debt. The Company also had in place an interest rate swap for a notional amount of $50.0 million of credit facility borrowings, which matured in February 2017. The swap was not designated as a hedge for accounting purposes therefore the changes in fair value of the interest rate swap were recorded in the condensed consolidated statement of operations as a component of interest expense. The Company recorded a non cash gain of $0.2 million and $0.1 million for the year ended June 30, 2017 and 2016, respectively, in connection with the changes in fair value of the swap. These amounts are included in the consolidated statement of operations as a component of interest expense. The Company has secured fixed rate financing in the form of its Convertible Debentures.

At June 30, 2017, the Company had $172.1 million in outstanding senior indebtedness (comprised of revolving credit facility borrowings) and $123.3 million in fixed rate Convertible Debentures.

A 100 basis point change in interest rates, with all other variables held constant, applied to the outstanding credit facility borrowings as at June 30, 2017, would result in an annual change in interest expense and a corresponding change in cash flows of approximately $1.7 million.

Foreign Currency Exchange Risk

The Company has not entered into any hedge arrangement with respect to the principal payments of the Convertible Debentures upon maturity. Company uses cash flows from its Canadian operations to partially mitigate the exchange rate risk on the Convertible Debentures interest payments.

The Company prepares its financial statements in U.S. dollars. In connection with the Company’s Canadian operations, approximately 12.8% of the Company’s consolidated income before taxes are incurred in Canadian dollars. The results of the Canadian operations are translated into U.S. dollars for financial statement reporting purposes.

Changes in the Canadian dollar / U.S. dollar currency exchange rate from period to period will impact the translated U.S. dollar equivalent results of the Canadian operations. The Company recorded a gain of $0.1 million on the translation of the Canadian operations into U.S dollars for the year ended June 30, 2017. The Company recorded a loss of $0.1 million for the year ended June 30, 2017 on the translation of its monthly dividends into U.S. dollars. Both of these transactions are recorded in foreign currency loss in the consolidated statements of operations.

Equity Risk

In April 2016, the Company entered into an equity hedge with a major Canadian bank to partially mitigate changes in the liability associated with the Class B shares which were outstanding pursuant to the Company’s EIP plan. The Company is in the process of unwinding the equity hedge as the Class B shares are no longer outstanding. Approximately 8% of the shares initiated in connection with the hedge remain outstanding as at June 30, 2017. The equity hedge has not been designated as a hedge for accounting purposes, therefore the changes in fair value of the equity hedge are recorded in the consolidated statement of operations as a component of other income. For the year ended June 30, 2017, the Company recorded a gain of $2.0 million which consisted of both realized gains on the partial liquidation of the hedge as well as changes in the fair market value of the remaining hedge. The Company recorded a non cash gain of $1.1 million for the year ended June 30, 2016, in connection with the changes in fair value of the hedge. All of these amounts are included in the consolidated statement of operations as a component of other income. The value of the equity hedge at June 30, 2017 represents an asset of $0.5 million all of which is recorded in other current assets.

Credit Risk

The Company is exposed to credit risk in its cash and cash equivalents, accounts receivable and to the credit risk of its derivative financial instrument counterparties if they do not meet their obligations. The Company minimizes the credit risk of cash by depositing such with only reputable financial institutions with federally insured backing. The Company minimizes the credit risk of its derivative financial instruments by dealing only with reputable financial institutions and monitoring the credit risk of these financial institutions. As the Company does not utilize credit derivatives or similar instruments, the maximum exposure to credit risk is the full carrying value of the financial instrument or face value of open derivative financial instruments.

Receivables from the transportation segment are secured by the creditworthiness of local municipalities and agencies. The majority of the customers are local school districts that are funded through a combination of local taxes and funding from state/provincial and federal governments. The Company has historically had excellent collections experience with these customers and believes that these receivables are collectable. Receivables from the oil and gas segment were due from reputable general partners operating large partnerships in the oil and gas industry. Consistent with the Company’s history there were minimal write-offs of accounts receivable during the fiscal years ended June 30, 2017 and 2016.